UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2021

CVENT HOLDING CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39709	98-1560055
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1765 Greensboro Station Place 7th Floor Tysons, Virginia	22102
(Address of principal executive offices)	(Zip Code)

(703) 226-3500

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CVT	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02	Results of Operations and Financial Condition

Set forth below is certain financial information relating to Cvent Holding Corp.’s (“Cvent”) consolidated statements of operations and non-GAAP metrics for each quarter during the fiscal year 2020 and the three months ended March 31 and June 30, 2021.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Non-GAAP Financial Measures

Below we disclose the following non-GAAP financial measures: Non-GAAP Gross Profit, Non-GAAP Sales and Marketing Expenses, Non-GAAP Research and Development Expenses, Non-GAAP General and Administrative Expenses and Adjusted EBITDA.

We believe that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Cvent’s financial condition and results of operations. We use these non-GAAP measures for financial, operational and budgetary decision-making purposes, and to compare our performance to that of prior periods for trend analyses. We believe that these non-GAAP financial measures provide useful information regarding past financial performance and future prospects, and permit us to more thoroughly analyze key financial metrics used to make operational decisions. We believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing our financial measures with other software companies, many of which present similar non-GAAP financial measures to investors.

We do not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results. We urge investors to review the reconciliation of our non-GAAP financial measures to the comparable GAAP financial measures, which are included in this press release, and not to rely on any single financial measure to evaluate our business

Cvent excludes one or more of the following items from these non-GAAP financial measures:

Interest expense. Cvent excludes this expense from its non-GAAP financial measures primarily because it is not considered a part of ongoing operating results when assessing the performance of our business, and Cvent believes that doing so facilitates comparisons to its historical operating results and to the results of other companies in our industry. This adjustment is reflected in Adjusted EBITDA.

Other income, net. Cvent excludes this item, which is comprised primarily of foreign exchange gains/(losses) and state tax settlements, from its non-GAAP financial measures primarily because it is not considered a part of ongoing operating results when assessing the performance of our business, and Cvent believes that doing so facilitates comparisons to its historical operating results and to the results of other companies in our industry. This adjustment is reflected in Adjusted EBITDA.

Provision for income taxes. Cvent excludes this item from its non-GAAP financial measures primarily because it is not considered a part of ongoing operating results when assessing the performance of our business, and Cvent believes that doing so facilitates comparisons to its historical operating results and to the results of other companies in our industry. This adjustment is reflected in Adjusted EBITDA.

Amortization of deferred financing costs and debt discount. Cvent excludes this expense primarily because it is not considered a part of ongoing operating results when assessing the performance of our business, and Cvent believes that doing so facilitates comparisons to its historical operating results and to the results of other companies in our industry. This adjustment is reflected in Adjusted EBITDA.

Intangible asset amortization. Cvent excludes this expense primarily because it is not considered a part of ongoing operating results when assessing the performance of our business, and Cvent believes that doing so facilitates comparisons to its historical operating results and to the results of other companies in our industry. This adjustment is reflected in Non-GAAP Gross Profit and Adjusted EBITDA.

Amortization of software development costs. Cvent excludes this expense primarily because it is not considered a part of ongoing operating results when assessing the performance of our business, and Cvent believes that doing so facilitates comparisons to its historical operating results and to the results of other companies in our industry. This adjustment is reflected in Non-GAAP Gross Profit and Adjusted EBITDA.

Stock-based compensation expense. Cvent excludes this expense primarily because it is not considered a part of ongoing operating results when assessing the performance of our business, and Cvent believes that doing so facilitates comparisons to its historical operating results and to the results of other companies in our industry. This adjustment is reflected in Non-GAAP Gross Profit, Non-GAAP Sales and Marketing Expenses, Non-GAAP Research and Development Expenses, Non-GAAP General and Administrative Expenses and Adjusted EBITDA.

Cost related to acquisitions. Cost related to acquisitions is comprised of the value of contingent payments included in compensation expense which relate to the potential cash payment to certain employees of acquired companies whose right to receive such payment is forfeited if they terminate their employment prior to the required service period. As the contingent payments are subject to continued employment, GAAP requires that these payments be accounted for as compensation expense and such expense is subject to revaluation. Additionally, cost related to acquisitions includes expenses related to performing due diligence, valuation, earnouts or other acquisition-related activities. Cvent excludes these expenses primarily because they are not considered a part of ongoing operating results when assessing the performance of our business, and Cvent believes that doing so facilitates comparisons to its historical operating results and to the results of other companies in our industry. This adjustment is reflected in Non-GAAP Gross Profit, Non-GAAP Sales and Marketing Expenses, Non-GAAP Research and Development Expenses, Non-GAAP General and Administrative Expenses and Adjusted EBITDA.

Loss on divestitures. Cvent excludes this expense, which is comprised of the loss on the divestiture of Kapow Events in June 2020, primarily because it is not considered a part of ongoing operating results when assessing the performance of our business, and Cvent believes that doing so facilitates comparisons to its historical operating results and to the results of other companies in our industry. This adjustment is reflected in Adjusted EBITDA.

Restructuring expenses. Cvent excludes this expense, which is comprised of expenses associated with severance to terminated employees of acquired entities, retention bonuses to employees retained from acquired entities, the global reduction in force that took place in May 2020 in response to the global COVID-19 pandemic, costs to discontinue use of a back-office system and closing of certain office spaces, primarily because it is not considered a part of ongoing operating results when assessing the performance of our business, and Cvent believes that doing so facilitates comparisons to its historical operating results and to the results of other companies in our industry. This adjustment is reflected in Non-GAAP Gross Profit, Non-GAAP Sales and Marketing Expenses, Non-GAAP Research and Development Expenses, Non-GAAP General and Administrative Expenses and Adjusted EBITDA.

Other items. Cvent excludes this item, which is comprised of certain expenses associated with litigation, private equity management fees, and credit facility fees, and the net of the gain from government subsidies related to the global COVID- 19 pandemic, primarily because it is not considered a part of ongoing operating results when assessing the performance of our business, and Cvent believes that doing so facilitates comparisons to its historical operating results and to the results of other companies in our industry. This adjustment is reflected in Non-GAAP Gross Profit, Non-GAAP Sales and Marketing Expenses, Non-GAAP Research and Development Expenses, Non-GAAP General and Administrative Expenses and Adjusted EBITDA.

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands)

(unaudited)

	Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,
	2020	2020	2020	2020	2021	2021
Revenue	$139,550	$125,158	$118,507	$115,485	$117,287	$122,814
Cost of revenue	51,961	42,485	39,888	41,916	43,845	45,999

Gross profit	87,589	82,673	78,619	73,569	73,442	76,815
Operating expenses:
Sales and marketing	38,065	32,474	29,004	28,845	28,837	33,070
Research and development	25,146	22,875	20,970	18,875	21,674	24,657
General and administrative	23,192	20,446	20,243	16,683	16,754	21,600
Intangible asset amortization, exclusive of amounts included in cost of revenue	13,457	13,468	13,491	13,428	13,035	12,929

Total operating expenses	99,860	89,263	83,708	77,831	80,300	92,256
Loss from operations	(12,271)	(6,590)	(5,089)	(4,262)	(6,858)	(15,441)
Interest expense	(10,716)	(8,828)	(8,151)	(7,862)	(7,533)	(7,638)
Amortization of deferred financing costs and debt discount	(953)	(951)	(948)	(946)	(943)	(941)
Loss on divestitures	—	(9,634)	—	—	—	—
Other income, net	1,437	20	461	(585)	273	3,998

Loss before income taxes	(22,503)	(25,983)	(13,727)	(13,655)	(15,061)	(20,022)
Provision for income taxes	2,204	2,018	648	2,995	1,500	1,825

Net loss	$(24,707)	$(28,001)	$(14,375)	$(16,650)	$(16,561)	$(21,847)

RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES

(in thousands)

(unaudited)

	Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,
	2020	2020	2020	2020	2021	2021
Gross Profit	$87,589	$82,673	$78,619	$73,569	$73,442	$76,815
Adjustments
Depreciation	1,528	1,414	1,338	1,225	1,046	966
Amortization of software development costs	14,149	14,230	15,154	14,632	15,080	15,149
Intangible asset amortization	109	106	111	114	115	65
Stock-based compensation expense	155	155	157	(37)	59	435
Restructuring expense	1	1,337	(98)	191	—	2
Cost related to acquisitions	13	5	1	—	—	—
Other items	41	—	—	(682)	(853)	(141)

Non-GAAP Gross Profit	$103,585	$99,920	$95,282	$89,012	$88,889	$93,291

Gross Margin:
Revenue	$139,550	$125,158	$118,507	$115,485	$117,287	$122,814
Gross Margin	62.8%	66.1%	66.3%	63.7%	62.6%	62.5%
Non-GAAP Gross Margin	74.2%	79.8%	80.4%	77.1%	75.8%	76.0%

	Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,
	2020	2020	2020	2020	2021	2021
Sales and marketing	$38,065	$32,474	$29,004	$28,845	$28,837	$33,070
Adjustments
Depreciation	(743)	(701)	(636)	(694)	(445)	(404)
Stock-based compensation expense	(1,382)	(1,382)	(1,397)	(1,038)	(335)	(2,458)
Restructuring expense	(22)	(915)	107	(211)	(24)	(7)
Cost related to acquisitions	(111)	(43)	(40)	(36)	(35)	(30)
Other items	—	—	(151)	478	290	90

Non-GAAP Sales and Marketing Expenses	$35,807	$29,433	$26,887	$27,344	$28,288	$30,261

Sales and Marketing Expenses as a Percent of Revenue:
Revenue	$139,550	$125,158	$118,507	$115,485	$117,287	$122,814
Sales and Marketing Expenses	27.3%	25.9%	24.5%	25.0%	24.6%	26.9%
Non-GAAP Sales and Marketing Expenses	25.7%	23.5%	22.7%	23.7%	24.1%	24.6%

	Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,
	2020	2020	2020	2020	2021	2021
Research and Development	$25,146	$22,875	$20,970	$18,875	$21,674	$24,657
Adjustments
Depreciation	(730)	(719)	(714)	(743)	(516)	(506)
Stock-based compensation expense	(1,134)	(1,118)	(1,125)	(763)	(141)	(1,997)
Restructuring expense	(36)	(826)	30	(151)	18	(33)
Cost related to acquisitions	(135)	(81)	(18)	(14)	(6)	(3)
Other items	—	—	—	1,421	2,711	655

Non-GAAP Research and Development Expenses	$23,111	$20,131	$19,143	$18,625	$23,740	$22,773

Research and Development Expenses as a Percent of Revenue:
Revenue	$139,550	$125,158	$118,507	$115,485	$117,287	$122,814
Research and Development Expenses	18.0%	18.3%	17.7%	16.3%	18.5%	20.1%
Non-GAAP Research and Development Expenses	16.6%	16.1%	16.2%	16.1%	20.2%	18.5%

	Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,
	2020	2020	2020	2020	2021	2021
General and Administrative	$23,192	$20,446	$20,243	$16,683	$16,754	$21,600
Adjustments
Depreciation	(1,250)	(1,183)	(1,010)	(513)	(1,077)	(1,025)
Stock-based compensation expense	(2,176)	(2,176)	(2,200)	(1,374)	(73)	(2,925)
Restructuring expense	(90)	(708)	(2,868)	(280)	(248)	(270)
Cost related to acquisitions	(235)	(53)	(54)	(39)	(381)	(731)
Other items	(1,000)	(2,238)	(1,013)	(1,992)	(763)	(1,175)

Non-GAAP General and Administrative Expenses	$18,441	$14,088	$13,098	$12,485	$14,212	$15,474

General and Administrative Expenses as a Percent of Revenue:
Revenue	$139,550	$125,158	$118,507	$115,485	$117,287	$122,814
General and Administrative Expenses	16.6%	16.3%	17.1%	14.4%	14.3%	17.6%
Non-GAAP General and Administrative Expenses	13.2%	11.3%	11.1%	10.8%	12.1%	12.6%

	Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,
	2020	2020	2020	2020	2021	2021
Adjusted EBITDA:
Net loss	$(24,707)	$(28,001)	$(14,375)	$(16,650)	$(16,561)	$(21,847)
Adjustments
Interest expense	10,716	8,828	8,151	7,862	7,533	7,638
Amortization of deferred financing costs and debt discount	953	951	948	946	943	941
Loss on divestitures, net	—	9,634	—	—	—	—
Other income, net	(1,437)	(20)	(461)	585	(273)	(3,998)
Provision for income taxes	2,204	2,018	648	2,995	1,500	1,825
Depreciation	4,251	4,017	3,698	3,175	3,084	2,901
Amortization of software development costs	14,258	14,336	15,266	14,746	15,195	15,214
Intangible asset amortization	13,457	13,468	13,491	13,428	13,035	12,929
Stock-based compensation expense	4,847	4,831	4,879	3,138	608	7,815
Restructuring expense	149	3,784	2,634	833	254	312
Cost related to acquisitions	494	182	112	89	422	764
Other items	1,041	2,238	1,162	(588)	(3,091)	289

Adjusted EBITDA	$26,226	$36,266	$36,153	$30,559	$22,649	$24,783

Adjusted EBITDA Margin:
Revenue	$139,550	$125,158	$118,507	$115,485	$117,287	$122,814
Net loss margin	-17.7%	-22.4%	-12.1%	-14.4%	-14.1%	-17.8%
Adjusted EBITDA margin	18.8%	29.0%	30.5%	26.5%	19.3%	20.2%

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 22, 2021

CVENT HOLDING CORP

By:	/s/ William J. Newman III
William J. Newman, III
SVP, Chief Financial Office